UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 7, 2010

RIGHTNOW TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)
DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
136 ENTERPRISE BOULEVARD, BOZEMAN, MT		59718
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(406) 522-4200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 7, 2010, RightNow Technologies, Inc. (the “Company”) granted restricted stock units (“RSUs”) to each of its directors under the Company’s 2004 Equity Incentive Plan.  The RSUs vest in equal quarterly installments over twelve months, which vesting shall accelerate in full upon a change in control of the Company through (i) a merger, consolidation or other reorganization unless securities representing more than 50% of the voting securities of the successor corporation are immediately thereafter beneficially owned in substantially the same proportion by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (iii) the acquisition by any person or related group of persons (other than the Company or its affiliates) of more than 50% of the voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or (iv) a change in the composition of the Board of Directors over a period of 36 consecutive months or less such that a majority of the directors ceases, by reason of one or more contested elections for directorship, to be comprised of individuals who either (i) have been directors continuously since the beginning of such period or (ii) have been elected or nominated for election as directors during such period by at least a majority of the directors described above who were still in office at the time the Board approved such election or nomination.

The foregoing is a summary of the material terms of the RSUs and is qualified in its entirety by reference to the full text of the form of RSU, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2010 annual meeting of stockholders was held on June 7, 2010. The following proposals were approved according to the following final voting results:

1.	To elect three directors to serve for a three-year term ending at the 2013 annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation and removal:

Director Candidate	For	Against	Withheld	Abstain

Greg R. Gianforte	28,568,206	0	265,726	0
Gregory M. Avis	16,726,016	0	12,107,916	0
Thomas W. Kendra	28,636,160	0	197,772	0

Total number of broker non-votes for this proposal was 1,414,247.

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2010:

For	30,004,803
Against	243,376
Abstain	0
Broker Non-Votes	0

Item 9.01              Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Not Applicable.

(d)           Exhibits

Exhibit No.                            Description of Exhibit

10.1	Form of Restricted Stock Unit Award Agreement for Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)
Dated: June 9, 2010	/s/ Jeffrey C. Davison
Jeffrey C. Davison Chief Financial Officer, Vice President and Treasurer